EXHIBIT 10.2
THIS EXHIBIT 10.2 INCLUDES CERTAIN IDENTIFIED INFORMATION THAT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. WHERE INFORMATION HAS BEEN REDACTED, IT HAS BEEN SO INDICATED BY A “[***]”.

AMEDMENT NUMBER 1 TO THE CONTRACT FOR THE SALE OF EQUIPMENT WITH BUYER’S PURCHASE ORDER
This Amendment to Contract for the Sale of Equipment with Buyer’s Purchase Order (“Amendment No. 1”), is made effective this 27th day of May, 2026 ("Effective Date"), by and among Northeast Western Energy Systems USA LLC (“Seller”) and Liberty Advanced Equipment Technologies LLC (“Buyer”).

RECITALS

WHEREAS, the Contract for the Sale of Equipment with Buyer’s Purchase Order (“the Agreement”) was signed on February 13th, 2026 between Seller and Buyer;

WHEREAS, subject to the terms and conditions contained herein, as of the Effective Date, the parties agree to amend the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, as of the Effective Date, the parties agree as follows:

1.PAYMENT TERMS. Appendix C, Section 5(b) Milestone Invoice and Payment Events shall be deleted in its entirety and replaced with the following:

LAET 100 JMC 624 2028 Delivery Version L111 with CGT AVK Generators
	Contract Value for Base Equipment (JMC 624 and BOP)		$[***]
Payment #	Milestone Invoice and Payment Events	% of Base Equipment Price	$ [***]	Pro Rata/Unit
1	Due no later than 20-February-2026 non-refundable [***]% Production Slot Reservation Fee for manufacture of [***] JMC 624 in 2028 as provided for in Appendix D Scheduled Delivery Dates	[***]%	$ [***]
2	Due no later than 10-July- 2026 Full Notice To Proceed	[***]%	$ [***]
3	Due Net [***] days following Sellers written notice of manufacturing start but in any case [***] days before shipment on a pro rata basis FCA Griesskirchen AT	[***]%	$ [***]	$ [***]
4	Due Net [***] days following Buyer's receipt of Seller's Notice of Expected Readiness to Ship FCA Griesskirchen on a pro rata basis (see Section 7c) but in any case prior to shipment of each JMC 624	[***]%	$ [***]	$ [***]
5	Indicative U.S. Customs Duties paid [***] of invoice on a pro rata basis prior to shipment. Final U.S. Customs Duties subject to 7a		$ [***]	$ [***]
6	Indicative European Inland, Ocean, and Domestic Transportation paid [***] of invoice on a pro rata basis prior to shipment. Final Transportation cost subject to 7a.		$ [***]	$ [***]
7	Due Net [***] days following date of delivery of Equipment to Project Site or other Buyers designated delivery location as per 7f on a pro rata basis for for each JMC 624	[***]%	$ [***]	$ [***]
8	[***] Days after completion of startup and commissioning but in no case later than [***] days after Notice of Ready to Ship on a pro rata basis (see section 7C)		$ [***]	$ [***]
	Total Contract Value	100%	$ 493,155,400

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2.Binding Amendment No. 1. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.Amendment and Modification. No amendment to or rescission, termination, or discharge of this Amendment No. 1 is effective unless it is in writing and signed by an authorized representative of each party to this Amendment No. 1.

4.Counterparts. This Amendment No. 1 may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or other electronic transmission (including via DocuSign) shall be effective as delivery of a manually executed original counterpart of this Amendment No. 1.

5.No Third-Party Beneficiaries. This Amendment No. 1 is solely for the benefit of the parties and their respective successors and permitted assigns, and nothing in this Amendment No. 1, express or implied, is intended to or shall confer on any other person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Amendment No. 1.

6.Governing Law. This Amendment No. 1 shall be governed and construed in accordance with the terms of the Agreement.

7.Entire Amendment No. 1. This Amendment No. 1 constitutes the entire Amendment No. 1 between the parties with respect to the subject matter hereof and supersedes all prior Amendments or understandings.

IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Amendment No. 1 as of the date first written above.

Seller: Northeast Western Energy Systems USA LLC
Signature: /s/ Al Clark
Name: Al Clark
Date 05/27/2026

Buyer: Liberty Advanced Equipment Technologies LLC
Signature: /s/ Greg McKee
Name: Greg McKee
Date 05/27/2026

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